IMPORTANT INFORMATION REGARDING A CHANGE TO THE INVESTMENT POLICY FOR VY JPMORGAN MID CAP VALUE PORTFOLIO

VOYA PARTNERS, INC.

VY JPMorgan Mid Cap Value Portfolio

(“Portfolio”)

Supplement dated September 12, 2014

to the Portfolio’s Adviser Class (“Class ADV”), Initial Class (“Class I”),

Service Class (“Class S”) and Service 2 Class (“Class S2”) Prospectus

dated May 1, 2014 and

To the Portfolio’s Class ADV, Class I, Class S and Class S2

Summary Prospectus dated May 1, 2014

(each a “Prospectus” and collectively “Prospectuses”)

On September 12, 2014, the Portfolio’s Board of Directors approved a change with respect to the Portfolio’s definition of mid-capitalization companies. Effective on December 2, 2014, the Portfolio’s Prospectuses are revised as follows:

The first paragraph of the section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The sub-adviser (“Sub-Adviser”) defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion or the highest market capitalization included in the Russell Midcap® Value Index (“Index”), whichever is higher, at the time of purchase. The market capitalization range of companies in which the Portfolio invests may change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of June 30, 2014 ranged from $1.1 billion to $29.8 billion. Market capitalization is the total market value of a company’s shares. The Portfolio seeks to invest in equity securities that the Sub-Adviser believes to be undervalued. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IMPORTANT INFORMATION REGARDING A CHANGE TO THE INVESTMENT POLICY FOR VY JPMORGAN MID CAP VALUE PORTFOLIO

VOYA PARTNERS, INC.

VY JPMorgan Mid Cap Value Portfolio

(“Portfolio”)

Supplement dated September 12, 2014

to the Portfolio’s Adviser Class, Initial Class, Service Class and

Service 2 Class Statement of Additional Information

dated May 1, 2014 (“SAI”)

On September 12, 2014, the Portfolio’s Board of Directors approved a change with respect to the Portfolio’s definition of mid-capitalization companies. Effective on December 2, 2014, the Portfolio’s SAI is hereby revised as follows:

The section entitled “Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act — VY JPMorgan Mid Cap Value Portfolio” of the Portfolio’s SAI is hereby deleted and replaced with the following:

VY JPMorgan Mid Cap Value Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE